UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 31, 2020

NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

10 Brook Street London, England	W1S 1BG
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI	KY-1 1206
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (345) 938-0293

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares, Nominal Value $0.01 per Share	NE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note
This combined filing on Form
8-K
is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales
(“Noble-U.K.”),
and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by
Noble-U.K.
and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to
Noble-U.K.
(except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of
Noble-U.K.
This report should be read in its entirety as it pertains to each of
Noble-U.K.
and Noble-Cayman.

Item 1.01	Entry into a Material Definitive Agreement
Restructuring Support Agreement (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership
Chapter 11 Filing
On July 31, 2020 (the “Petition Date”),
Noble-U.K.
and certain of its subsidiaries, including Noble-Cayman (collectively, the “Debtors” or the “Company”), filed or will file voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors have filed or will file a motion with the Bankruptcy Court seeking joint administration of their chapter 11 cases (the “Chapter 11 Cases”) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure under the caption
In re Noble

Corporation plc, et al
. The Debtors will continue to operate their businesses and manage their properties as debtors-in-possession
pursuant to sections 1107 and 1108 of the Bankruptcy Code. To ensure their ability to continue operating in the ordinary course of business, the Debtors have also filed or will file with the Bankruptcy Court a variety of motions seeking “first day” relief, including the authority to continue using their cash management system, pay employee wages and benefits and pay vendors in the ordinary course of business.
Restructuring Support Agreement
On July 31, 2020, the Debtors entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, the “Restructuring Support Agreement”) with (i) certain beneficial holders of, or investment advisors, investment managers, managers, nominees, advisors, or subadvisors to funds that beneficially own (the “Ad Hoc Guaranteed Group” and, together with any other holders of Guaranteed Notes that execute a joinder to the Restructuring Support Agreement, the “Consenting Priority Guaranteed Noteholders”), approximately 70% of the aggregate principal amount of the senior guaranteed notes due February 2026 (the “Guaranteed Notes”) issued pursuant to that certain Indenture, dated January 31, 2018, by and among Noble Holding International Limited (“NHIL”) as issuer,
Noble-U.K.
as parent guarantor, Noble
2018-I
Guarantor LLC, Noble
2018-II
Guarantor LLC, Noble
2018-III
Guarantor LLC, and Noble
2018-IV
Guarantor LLC as subsidiary guarantors, and U.S. Bank (“U.S. Bank”) as trustee (such indenture, the “2018 Indenture”); and (ii) certain beneficial holders of, or investment advisors, investment managers, managers, nominees, advisors, or subadvisors to funds that beneficially own (the “Ad Hoc Legacy Group” and, together with any other holders of Legacy Notes that execute a joinder to the Restructuring Support Agreement, the “Consenting Legacy Noteholders;” the Consenting Priority Guaranteed Noteholders and the Consenting Legacy Noteholders are referred to herein collectively as, the “Consenting Creditors”), approximately 45% of the aggregate principal amount of the notes (the “Legacy Notes”) issued pursuant to: (a) that certain Indenture, dated as of November 21, 2008, between NHIL as issuer and the Bank of New York Mellon Trust Company, N.A. (“BNY Mellon”) as trustee (such indenture, the “2008 Indenture”) and (b) that certain Indenture, dated as of March 16, 2015, between NHIL as issuer and Wilmington Trust, National Association (“Wilmington Trust”) as trustee (such indenture, the “2015 Indenture”), including the following:

•
The 4.90% Senior Notes due 2020 and 6.20% Senior Notes due 2040, issued pursuant to the Second Supplemental Indenture relating to the 2008 Indenture, dated as of July 26, 2010, by and among NHIL as issuer, Noble-Cayman as guarantor and BNY Mellon as trustee;

•
The 4.625% Senior Notes due 2021 and 6.05% Senior Notes due 2041, issued pursuant to the Third Supplemental Indenture relating to the 2008 Indenture, dated as of February 3, 2011, by and among NHIL as issuer, Noble-Cayman as guarantor, and BNY Mellon as trustee;

•
The 3.95% Senior Notes due 2022 and 5.25% Senior Notes due 2042, issued pursuant to the Fourth Supplement to the 2008 Indenture, dated as of February 10, 2012, by and among NHIL as issuer, Noble-Cayman as guarantor, and BNY Mellon as trustee;

•
The 7.950% Senior Notes due 2025 and 8.950% Senior Notes due 2045, issued pursuant to the First Supplemental Indenture relating to the 2015 Indenture, dated as of March 16, 2015, by and among NHIL as issuer, Noble-Cayman as guarantor, and Wilmington Trust as trustee; and

•
The 7.750% Senior Notes due 2024, issued pursuant to the Second Supplemental Indenture relating to the 2015 Indenture, dated as of December 28, 2016, by and among NHIL as issuer, Noble-Cayman as guarantor, and Wilmington Trust as trustee.

Among other things, the Restructuring Support Agreement provides that the Consenting Creditors will support the Debtors’ restructuring efforts as set forth in, and subject to the terms and conditions of, the Restructuring Support Agreement. The Debtors have agreed to seek approval of a plan of reorganization and complete their restructuring efforts subject to the terms, conditions, and milestones contained in the Restructuring Support Agreement and otherwise comply with the terms and requirements set forth in the Restructuring Support Agreement. The Restructuring Support Agreement will become effective upon the execution and delivery of the Restructuring Support Agreement by the holders of at least 66.67% of the aggregate principal amount of the outstanding Guaranteed Notes and holders of at least 66.67% of the aggregate principal amount of the outstanding Legacy Notes. The Restructuring Support Agreement contains customary conditions, representations, and warranties of the parties and is subject to a number of conditions, including, among others, the accuracy of the representations and warranties of the parties and compliance with the obligations set forth in the Restructuring Support Agreement. The Restructuring Support Agreement also provides for termination by the parties upon the occurrence of certain events.
Pursuant and subject to the terms of the Restructuring Support Agreement, the parties thereto have agreed to support and vote in favor of a chapter 11 plan of reorganization (the “Plan”) on the following terms:

•
Lenders (the “Revolving Lenders”) under the Company’s prepetition revolving credit facility will receive, on account of the outstanding principal amount thereunder, together with interest and certain obligations and fees thereunder, payment in full, in cash, including by a refinancing, and the Revolving Lenders’ existing commitments will be terminated.

•
Holders of the Guaranteed Notes (the “Guaranteed Noteholders”) will receive, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for any claim arising under the outstanding Guaranteed Notes, (i) their pro rata share of 63.5% of the new common shares of the reorganized Company (“New Common Shares”) (subject to dilution by the MIP and the Warrants, each as defined below) to be issued under the Plan on the effective date of the Plan (the “Effective Date”); and (ii) the right to participate in the Rights Offering, as described below.

•
Holders of the Legacy Notes (the “Legacy Noteholders”) and holders of any allowed claims of the Paragon Litigation Trust against Noble Holding International Limited (the “Paragon Trust Claims”), will receive, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for any Paragon Trust Claims and any claims arising under the outstanding Legacy Notes, (i) their pro rata share of 4.1% of the New Common Shares to be issued under the Plan on the Effective Date (subject to dilution by the MIP and the Warrants); (ii) their pro rata share of
7-year
warrants with Black Scholes protection for 12.5% of the fully diluted New Common Shares (subject to dilution by the MIP, the Tranche 2 Warrants, and the Tranche 3 Warrants) struck at the price that would result in payment of the Guaranteed Notes in full at par plus accrued interest as of the Petition Date (the “Tranche 1 Warrants”); (iii) their pro rata share of
7-year
warrants with Black Scholes protection for 12.5% of the fully diluted New Common Shares (subject to dilution by the MIP and the Tranche 3 Warrants) struck at the price of 120% the price that would result in payment of the Guaranteed Notes in full at par plus accrued interest as of the Petition Date (the “Tranche 2 Warrants”); and (iv) the right to participate in the Rights Offering, as described below.

•
The Company, with the consent of the Ad Hoc Guaranteed Group and the Ad Hoc Legacy Group, will determine whether to submit the Plan to the holders of the existing ordinary shares of
Noble-U.K.
(the “Existing Equity Interests”) for approval. If the Plan is submitted to the Existing Equity Interests for approval, then (i) in the event that the class of Existing Equity Interests under the Plan votes to reject the Plan, the Existing Equity Interests will be extinguished and receive no recovery; or (ii) in the event that the class of Existing Equity Interests under the Plan votes to approve the Plan, the holders of Existing Equity Interests will receive in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Existing Equity Interests their pro rata share of
5-year
warrants (the “Tranche 3 Warrants” and together with the Tranche 1 Warrants and Tranche 2 Warrants, the “Warrants”) for 4% of the fully-diluted New Common Shares (subject to dilution by the MIP) struck at the price of the amount that would result in payment in full at par of the Legacy Notes plus accrued interest as of the Petition Date, with no Black Scholes protection. If the Plan is not submitted to the Existing Equity Interests for approval, then the holders of Existing Equity Interests will receive in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Existing Equity Interests their pro rata share of Tranche 3 Warrants.

•
A post-emergence management incentive plan (the “MIP”) will be adopted and the reorganized Company will reserve 10% of the New Common Shares on a fully diluted and fully distributed basis (i.e., assuming conversion of all outstanding convertible securities and full distribution of the MIP and all securities contemplated by the Plan) for awards under the MIP. The MIP will provide for awards in the form of equity, stock options or such other rights exercisable, exchangeable or convertible into New Common Shares.

As a consequence of the Plan, all issued and outstanding warrants, options or other securities convertible into equity securities or interests of the Company will be cancelled and extinguished and will receive no distributions under the Plan.
The Restructuring Support Agreement contemplates that, in connection with the Company’s exit from bankruptcy and the consummation of the Restructuring (as defined in the Restructuring Support Agreement), the Company will enter into a new revolving credit facility (the “Exit Revolver”) in the amount of $675 million on a first lien secured basis. The terms of the Exit Revolver are set forth in a senior secured revolving credit facility term sheet (the “Exit Revolver Term Sheet”), and the foregoing description of the Exit Revolver is qualified by reference to the full text of the Exit Revolver Term Sheet, a copy of which is attached to the Restructuring Support Agreement and is incorporated herein by reference.

Rights Offering and Backstop
The Restructuring Support Agreement also contemplates that, in connection with the Company’s exit from bankruptcy and the consummation of the Restructuring, the reorganized Company will issue $200 million in notes (the “Second Lien Notes” and together with the Exit Revolver, the “Exit Facilities”) secured by a second lien on the assets pledged under the Exit Revolver.
The Restructuring Support Agreement contemplates that (i) the Second Lien Notes will be funded upon the Company’s emergence from chapter 11 pursuant to a rights offering of Second Lien Notes (and New Common Shares, as described below) (the “Rights Offering”), and (ii) the Ad Hoc Guaranteed Group and the Ad Hoc Legacy Group will negotiate and, subject to the occurrence of the Support Date (as defined in the Restructuring Support Agreement) and approval by the Bankruptcy Court, enter into an agreement to backstop the Rights Offering (the “Backstop Commitment Agreement”), subject to completion of definitive documentation which shall be in form and substance reasonably acceptable to the Company, the Ad Hoc Guaranteed Group and the Ad Hoc Legacy Group.
The Restructuring Support Agreement provides that (i) subject to the Ad Hoc Guaranteed Group Holdback (defined below), 58% of the Second Lien Notes offered in connection with the Rights Offering (such amount, the “Guaranteed Notes Allocation”) will be offered to the holders of Guaranteed Notes, and (ii) the Guaranteed Notes Allocation will be fully backstopped by the members of the Ad Hoc Guaranteed Group, provided, however, that in connection with an undersubscription of the Guaranteed Notes Allocation, the Ad Hoc Legacy Group shall have the exclusive right to purchase the first $6 million of Second Lien Notes that are unsubscribed under the Guaranteed Notes Allocation before the Ad Hoc Guaranteed Group backstop is implemented (the “Undersubscription Rights”).
The Restructuring Support Agreement provides that (i) subject to the Ad Hoc Legacy Group Holdback (defined below), 42% of the Second Lien Notes offered in connection with the Rights Offering (such amount, the “Legacy Notes Allocation”) shall be offered to the holders of Legacy Notes, and (ii) the Legacy Notes Allocation shall be fully backstopped by the members of the Ad Hoc Legacy Group.
The Restructuring Support Agreement provides that (i) each holder that participates in the Rights Offering in respect of the Guaranteed Notes Allocation shall receive its pro rata share (based on the amount of such holder’s Guaranteed Notes claim or Undersubscription Rights, as applicable) of 17.4% of the New Common Shares (subject to dilution by Warrants and the MIP), and (ii) each holder that participates in the Rights Offering in respect of the Legacy Notes Allocation, shall receive its pro rata share (based on the amount of such holder’s Legacy Notes claim) of 12.6% of the New Common Shares (subject to dilution by Warrants and the MIP).
The Restructuring Support Agreement provides that (i) the members of the Ad Hoc Guaranteed Group shall have the exclusive right and obligation to purchase 37.5% of the Guaranteed Notes Allocation (such amount, the “Ad Hoc Guaranteed Group Holdback”), (ii) in addition to participating in the Ad Hoc Guaranteed Group Holdback, the members of the Ad Hoc Guaranteed Group shall be permitted to participate in the Rights Offering, together with the holders of Guaranteed Notes that are not members of the Ad Hoc Guaranteed Group, with respect to the remainder of the Guaranteed Notes Allocation, (iii) the members of the Ad Hoc Legacy Group shall have the exclusive right and obligation to purchase 37.5% of the Legacy Notes Allocation (such amount, the “Ad Hoc Legacy Group Holdback”), and (iv) in addition to participating in the Ad Hoc Legacy Group Holdback, the members of the Ad Hoc Legacy Group shall be permitted to participate in the Rights Offering, together with the holders of Legacy Notes that are not members of the Ad Hoc Legacy Group, with respect to the remainder of the Legacy Notes Allocation.
The Restructuring Support Agreement provides that (i) the Ad Hoc Guaranteed Group shall receive a backstop premium (the “Ad Hoc Guaranteed Group Backstop Premium”), paid-in-kind,
of (a) Second Lien Notes equal to 8% of the amount of the Guaranteed Notes Allocation and (b) New Common Shares, in each case, as described below, (ii) the Ad Hoc Legacy Group shall receive a backstop premium (the “Ad Hoc Legacy Group Backstop Premium”), paid-in-kind,
of (x) Second Lien Notes equal to 8% of the amount of the Legacy Notes Allocation and (y) New Common Shares, in each case, as described below, (iii) the amount of New Common Shares comprising the Ad Hoc Guaranteed Group Backstop Premium and the Ad Hoc Legacy Group Backstop Premium will be equivalent to an aggregate of 2.4% of the New Common Shares (the “New Share Component”) (subject to dilution by the Warrants and the MIP), (iv) the Ad Hoc Guaranteed Group shall be entitled to 58% of the New Share Component, and (v) the Ad Hoc Legacy Group shall be entitled to 42% of the New Share Component.
The Restructuring Support Agreement contemplates that the obligation of the Ad Hoc Guaranteed Group and the Ad Hoc Legacy Group to backstop the Rights Offering will be conditioned upon the satisfaction (or waiver) of certain conditions, including all conditions to the effectiveness of the Plan, and other conditions precedent set forth in the Backstop Commitment Agreement, including Bankruptcy Court approval of the Backstop Commitment Agreement.
The Restructuring Support Agreement provides that (i) for a period of at least 14 calendar days beginning upon the execution of the Restructuring Support Agreement (the “Backstop Joinder Period”), the Ad Hoc Guaranteed Group and the Ad Hoc Legacy Group (together the “Initial Backstop Parties”) shall offer the opportunity to participate in the backstop to all qualifying holders of (a) Guaranteed Notes, (b) Legacy Notes, and (c) Paragon Trust Claims that have been agreed by the Company and the Paragon Litigation Trust (the “Agreed Paragon Litigation Claims”), (ii) the Backstop Joinder Period may be extended at the election of the Ad Hoc Guaranteed Group, Ad Hoc Legacy Group and the Company, (iii) all Joining Parties shall be required to join the Restructuring Support Agreement, and (iv) the Ad Hoc Guaranteed Group shall determine the allocation to the Joining Guaranteed Parties and the Ad Hoc Legacy Group shall determine the allocation to the Joining Legacy Notes Parties, respectively, of all or a portion of the backstop and any economic terms thereof, provided, however, any such allocation shall provide the same pro rata treatment to all Joining Guaranteed Parties or Joining Legacy Notes Parties, as applicable.
The foregoing description of the Restructuring Support Agreement and the transactions and documents contemplated thereby, including the Backstop Commitment and the Backstop Commitment Agreement, does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
The filing of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations, as applicable, under each of the following debt instruments (the “Debt Instruments”):

•	The 2008 Indenture;

•	The 2015 Indenture;

•	The 2018 Indenture; and

•
The Revolving Credit Agreement, dated as of December 21, 2017, by and among Noble Holding UK Limited, Noble Cayman Limited, Noble International Finance Company, each subsidiary guarantor party thereto, JPMorgan Chase Bank, N.A. as Agent, the lenders party thereto, the issuing banks and swingline lenders party thereto, and the other parties party thereto, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of July 26, 2019 and as may be further amended, restated, supplemented or otherwise modified from time to time (the “2017 Credit Facility”).

As a result, the principal and interest due under the Debt Instruments became immediately due and payable. However, any efforts to enforce such payment obligations with respect to the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases, and the creditors’ rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the Chapter 11 Cases, on July 30 2020, the New York Stock Exchange (“NYSE”) notified
Noble-U.K.
that it would suspend trading in the ordinary shares of
Noble-U.K.
on the Petition Date and that it would commence proceedings to delist the ordinary shares of
Noble-U.K.
because
Noble-U.K.
is no longer suitable for listing pursuant to Section 802.01D of the NYSE continued listing standards. The Company informed the NYSE that it does not intend to take any further action to appeal the NYSE’s decision. Therefore, it is expected that
Noble-U.K.’s
ordinary shares will be delisted after the completion of the NYSE’s application to the Securities and Exchange Commission (the “SEC”) to delist
Noble-U.K.’s
ordinary shares.
The Company does not expect the NYSE delisting to adversely affect the Company’s business operations or the pending restructuring under the Chapter 11 Cases, and delisting does not change
Noble-U.K.’s
reporting requirements under the rules of the SEC.
Following delisting, the Company expects that
Noble-U.K.’s
ordinary shares will be traded on
over-the-counter
markets. However, the Company cannot provide any assurance that trading of
Noble-U.K.’s
ordinary shares will continue in the future on any
over-the-counter
trading market.

Item 7.01	Regulation FD Disclosure
Noble-U.K.
periodically engages in discussions with its creditors with respect to potential strategic transactions to enhance
Noble-U.K.’s
capital structure. During the course of recent discussions and negotiations with certain creditors, including the Consenting Creditors, regarding a potential consensual restructuring transaction,
Noble-U.K.
provided such creditors (the “NDA Parties”) with certain
non-public
information subject to
non-disclosure
agreements.
Noble-U.K.
and certain of the NDA Parties exchanged proposals based on such non-public
information.

Pursuant to the terms of the
non-disclosure
agreements,
Noble-U.K.
agreed to publicly disclose certain confidential information regarding
Noble-U.K.
provided to the NDA Parties, (the “Cleansing Material”) upon the occurrence of certain events.
The Cleansing Material is furnished herewith as Exhibit 99.1 in accordance with the terms of the non-disclosure
agreements. The Cleansing Material furnished as Exhibit 99.1 was prepared by
Noble-U.K.
The Cleansing Material was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to
Noble-U.K.
The Cleansing Material should not be regarded as an indication that
Noble-U.K.
or any third party considers the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. The Cleansing Material includes certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of
Noble-U.K.
or any third party and should not be relied upon as such. Neither
Noble-U.K.
nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error.
In connection with the filing of the Chapter 11 Cases, on July 31, 2020, the Company issued a press release announcing that the Debtors had entered into the Restructuring Support Agreement and filed petitions to initiate the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
* * * * *
Cautionary Information Regarding Trading in the Company’s Securities
The Company cautions that trading in
Noble-U.K.’s
securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for
Noble-U.K.’s
securities may bear little or no relationship to the actual recovery, if any, by holders of
Noble-U.K.’s
securities in the Chapter 11 Cases. The Company expects that, other than the possibility of the issuance of very speculative warrants as contemplated by the Restructuring Support Agreement,
Noble-U.K.’s
equity holders will experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form
8-K
includes “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933, as amended, and Section 21E of the US Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report or in the documents incorporated by reference, including those regarding the effect, impact, potential duration and other implications of the Chapter 11 Cases (as defined herein), the global novel strain of coronavirus
(“COVID-19”)
pandemic, and agreements regarding production levels among members of the Organization of Petroleum Exporting Countries and other oil and gas producing nations (“OPEC+”), and any expectations we may have with respect thereto, and those regarding rig demand, the offshore drilling market, oil prices, contract backlog, fleet status, our future financial position, business strategy, impairments, repayment of debt, credit ratings, liquidity, borrowings under our 2017 Credit Facility (as defined herein) or other instruments, sources of funds, future capital expenditures, contract commitments, dayrates, contract commencements, extension or renewals, contract tenders, the outcome of the Paragon Offshore litigation or any other dispute, litigation, audit or investigation, plans and objectives of management for future operations, foreign currency requirements, results of joint ventures, indemnity and other contract claims, reactivation, refurbishment, conversion and upgrade of rigs, industry conditions, access to financing, impact of competition, governmental regulations and permitting, availability of labor, worldwide economic conditions, taxes and tax rates, indebtedness covenant compliance, dividends and distributable reserves, timing or results of acquisitions or dispositions, and timing for compliance with any new regulations are forward-looking statements. When used in this report, or in the documents incorporated by reference, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should” “shall,” and “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this Current Report on Form
8-K
and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. We have identified factors, including but not limited to whether the requisite holders of at least 66.67% of the aggregate principal amount of the outstanding Guaranteed Notes and at least 66.67% of the principal amount of the outstanding Legacy Notes will execute and deliver the Restructuring Support Agreement, whether the other conditions to the obligations of the Consenting Creditors under the Restructuring Support Agreement will be satisfied or waived, risks and uncertainties relating to the Chapter 11 Cases (including but not limited to our ability to obtain Bankruptcy Court (as defined herein) approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Bankruptcy Court rulings in the Chapter 11 Cases, our ability to develop and implement a plan of reorganization that will be approved by the Bankruptcy Court and the ultimate outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, attendant risks associated with restrictions on our ability to pursue our business strategies, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity, the potential cancellation of our ordinary shares in the Chapter 11 Cases, the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases, uncertainty regarding our ability to retain key personnel and uncertainty and continuing risks associated with our ability to achieve our stated goals and continue as a going concern), the effects of public health threats, pandemics and epidemics, such as the recent and ongoing outbreak of
COVID-19,
and the adverse impact thereof on our business, financial condition and results of operations (including but not limited to our growth, operating costs, supply chain, availability of labor, logistical capabilities, customer demand for our services and industry demand generally, our liquidity, the price of our securities and trading markets with respect thereto, our ability to access capital markets, and the global economy and financial markets generally), the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, operating hazards and delays, risks associated with operations outside the US, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of rigs, hurricanes and other weather conditions, and the future price of oil and gas, that could cause actual plans or results to differ materially from those included in any forward-looking statements. These factors include those referenced or described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form
10-K
for the year ended December 31, 2019, in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form
10-Q
for the quarter ended March 31, 2020, and in our other filings with the SEC. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

10.1*	Restructuring Support Agreement, dated July 31, 2020, by and among the Debtors and the Consenting Creditors.

99.1	Cleansing Material

99.2	Press Release, dated July 31, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*	Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

By:	/s/ Richard B. Barker
Name:	Richard B. Barker
Title:	Senior Vice President and Chief Financial Officer

NOBLE CORPORATION

By:	/s/ Richard B. Barker
Name:	Richard B. Barker
Title:	Director, Senior Vice President and Chief Financial Officer